Rule 497(e)

File Nos. 333-176926 and 811-05817

GREAT-WEST SMART TRACK® VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated July 15, 2020 to the Prospectus

and Statement of Additional Information ("SAI") dated May 1, 2019

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2019.

Effective immediately, the following funds have been renamed and all references to the old names in the Prospectus and SAI are hereby deleted and replaced with the new names:

Old Name	New Name

ALPS/Red Rocks Listed Private Equity Portfolio	ALPS/Red Rocks Global Opportunity Portfolio

Federated High Income Bond Fund II	Federated Hermes High Income Bond Fund II

Putnam VT International Growth Fund	Putnam VT Emerging Markets Equity Fund

As of the close of business April 30, 2020 ("Closing Date"), the BNY Mellon VIF International Equity Portfolio ("Liquidated Fund") was liquidated. Effective as of the Closing Date, any assets remaining in the Sub-Account for the Liquidated Fund were invested in the Sub-Account for the Great-West Government Money Market Fund. Any Owner utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Fund should contact the Retirement Resource Operations Center immediately to make alternate arrangements.

If you have any questions or would like assistance, you may contact the Retirement Resource Operations Center by calling (877) 723-8723, or by writing to P.O. Box 173920, Denver, CO 80217-3920.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and SAI dated May 1,

2019.

Please read this Supplement carefully and retain it for future reference.